UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CURRENCYWORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CURRENCYWORKS INC.
561 Indiana Court
Los Angeles, CA 90291

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 7, 2020

TO THE STOCKHOLDERS OF CURRENCYWORKS INC.:

NOTICE IS HEREBY GIVEN THAT CurrencyWorks Inc., a Nevada corporation, will hold its annual general and special meeting of stockholders (the “Meeting”) on Monday, December 7, 2020, at 10:00 a.m. (Vancouver time), via teleconference only for the following purposes:

1.	To elect James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy and James Carter as the directors of our company;

2.	To ratify the appointment of Haynie & Company, Certified Public Accountants as our independent registered public accounting firm;

3.	To consider and, if thought fit, to approve an ordinary resolution of the disinterested stockholders of our company authorizing an increase in the number of shares of common stock issuable pursuant to our company’s 2017 Equity Incentive Plan from 4,174,904 to the number equal to 20% of the issued and outstanding shares of our common stock as at October 27, 2020, which our company anticipates to be 6,985,207, or such other number of shares of common stock as may be permitted by the TSX Venture Exchange;

4.	To approve an amendment to our company’s articles of incorporation to increase the number of authorized shares of common stock from 75,000,000 to 200,000,000; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Our company’s board of directors has fixed the close of business on October 27, 2020 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. At the Meeting, each share of common stock represented at the meeting will be entitled to one vote on each matter properly brought before the Meeting.

In view of the current and rapidly evolving COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the Meeting in person. As always, we encourage stockholders to vote prior to the Meeting. Stockholders are encouraged to vote on the matters before the Meeting by proxy and to join the Meeting by teleconference. To access the Meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

Your attention is directed to the accompanying proxy statement and exhibits which summarize each item to be voted upon. Stockholders who are entitled to vote are requested to date, sign and return the enclosed proxy in the enclosed envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card, as soon as possible. To be represented at the Meeting, proxies must be submitted to our company’s transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866- 732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturdays, Sundays and holidays, prior to the time of the meeting or adjournment thereof.

THE VOTE OF EACH STOCKHOLDER IS IMPORTANT. YOU CAN VOTE YOUR SHARES BY COMPLETING AND RETURNING THE PROXY CARD SENT TO YOU. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. FOR SPECIFIC INSTRUCTIONS ON VOTING, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

BY ORDER OF THE BOARD OF DIRECTORS

By:

“Bruce Elliott”
Bruce Elliott
President

November 2, 2020

CURRENCYWORKS INC.
561 Indiana Court
Los Angeles, CA 90291

PROXY STATEMENT
ANNUAL GENERAL AND SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MONDAY, DECEMBER 7, 2020

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The enclosed proxy is solicited on behalf of our board of directors (the “Board”) for use at the annual general and special meeting of stockholders (the “Meeting”) to be held on December 7, 2020 at 10:00 a.m. (Vancouver time) or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting. We intend to mail this proxy statement and accompanying proxy card on or about November 6, 2020 to all holders of record of shares of our common stock (the “Common Stock”), being all of the stockholders entitled to vote at the Meeting.

In view of the current and rapidly evolving COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the Meeting in person. As always, we encourage stockholders to vote prior to the Meeting. Stockholders are encouraged to vote on the matters before the Meeting by proxy and to join the Meeting by teleconference. To access the Meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

Who Can Vote

You are entitled to vote if you were a holder of record of shares of Common Stock as of the close of business on October 27, 2020 (the “Record Date”). Your shares of Common Stock can be voted at the Meeting only if you are represented by a valid proxy.

Shares Outstanding and Quorum

Holders of record of shares of Common Stock at the close of business on October 27, 2020, the Record Date, will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented at the Meeting will be entitled to one (1) vote on each matter properly brought before the Meeting. On the Record Date, there were 34,926,033 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at any meeting of stockholders.

Proxy Card and Revocation of Proxy

Registered stockholders are entitled to vote at the Meeting. The persons named as proxy holders (the “Designated Persons”) in the enclosed form of proxy are directors and/or officers of our company.

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A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for or on behalf of that stockholder at the Meeting, other than the Designated Persons named in the enclosed form of proxy.

To exercise this right, the stockholder may do so by inserting the name of such other person and, if desired, an alternate to such person, in the blank space provided in the form of proxy.

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope, or via the telephone or the Internet by following the instructions provided in the enclosed proxy card. To be represented at the meeting, proxies must be submitted to Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (North American toll-free facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or, if by telephone voting, at 1-866-732-8683, or, if by Internet voting, at https://www.investorvote.com, no later than forty-eight (48) hours, excluding Saturday, Sundays and holidays, prior to the time of the Meeting or adjournment thereof.

If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the nominees for directors and each of the proposals set out in this proxy statement and at their discretion on any other matters that may properly come before the Meeting. The Board knows of no other business that will be presented for consideration at the Meeting. In addition, since no stockholder proposals were received by us on a timely basis, no such matters may be brought at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Computershare Trust Company of Canada, Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, or by facsimile (toll free North American facsimile: 1-866-249-7775, international facsimile: 1-416-263-9524), or by voting again on a later date via the telephone at 1-866-732-8683 or the Internet at https://www.investorvote.com (only your latest telephone or Internet proxy submitted prior to the Meeting will be counted) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

The persons named as proxy holders in the proxy card were designated by the Board. A stockholder has the right to appoint a person or corporation (who need not be a stockholder) to attend and act for and on behalf of that stockholder at the Meeting, other than the Designated Persons in the enclosed proxy card. The stockholder may exercise this right by inserting the name of such other person and, if desired, an alternate to such person in the blank space provided in the proxy card.

The shares of Common Stock represented by a stockholder’s proxy card will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and, if the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly.

Voting of Shares

Holders of shares of Common Stock of record on the Record Date, are entitled to one (1) vote for each share of Common Stock on all matters to be voted upon at the Meeting. Holders of shares of Common Stock may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

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Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and votes withheld or abstained. Shares of Common Stock represented by proxies that reflect votes withheld or abstained as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum.

Shares of Common Stock represented by proxies that reflect a broker “non-vote” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” will be treated as unvoted for purposes of determining approval of a proposal and will not be counted as “for” or “against” that proposal. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Solicitation of Proxies

We will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of shares of Common Stock. We are soliciting proxies and such solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Advice to Beneficial Stockholders

Only registered holders of shares of Common Stock or duly appointed proxyholders are permitted to vote at the Meeting. Most stockholders are “non-registered” stockholders because the shares of Common Stock they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares of Common Stock. More particularly, a person is not a registered stockholder in respect of the shares of Common Stock which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either: (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares of Common Stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators or self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The CDS Clearing and Depositary Services Inc. (“CDS”)) of which the Intermediary is a participant. In accordance with the requirements as set out in National Instrument 54-101 of the Canadian Securities Administrators and Regulation 14A promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), we will distribute copies of the Notice of Meeting, this proxy statement and the form of proxy (collectively, the “Meeting Materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

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Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Very often, Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered Holders who have not waived the right to receive Meeting Materials will either:

(a)	be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares of Common Stock beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with our transfer agent as provided above; or

(b)	more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy authorization form”) which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of a one page pre-printed form, the proxy authorization will consist of a regular printed proxy form accompanied by a page of instructions, which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit a Non-Registered Holder to direct the voting of the shares of Common Stock which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the management proxyholders named in the form and insert the Non-Registered Holder’s name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

SUMMARY OF BUSINESS MATTERS TO BE VOTED ON

At the Meeting, stockholders will be asked to consider four (4) proposals as follows: (1) the election of the Board; (2) the appointment of Haynie & Company, Certified Public Accountants, as our independent registered public accounting firm, and the authorization for the Board to fix the remuneration of Haynie & Company; (3) the amendment to the 2017 Equity Incentive Plan; and (4) the approval of the amendment to our company’s articles of incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 200,000,000. A summary of these proposals is as follows:

Proposal 1. Election of Directors.

The entire Board is elected annually by the stockholders at the Meeting. The Board has selected five nominees based upon their ability and experience. The nominees consist of James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy and James Carter. All of the nominees are currently serving as directors of our company.

The Board recommends that you vote FOR the election of the nominees as directors of our company.

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Proposal 2. Appointment of Independent Accountants.

The Audit Committee has nominated Haynie & Company, Certified Public Accountants, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Haynie & Company provided audit and tax services for the fiscal years ended December 31, 2018 through December 31, 2019.

Representatives of Haynie & Company are not expected to be present at the Meeting. However, we will provide contact information for Haynie & Company to any stockholders who would like to contact the firm with questions.

The Board recommends that you vote FOR the approval of Haynie & Company as the independent registered public accounting firm for our company and for the authorization for the Board to fix the remuneration of Haynie & Company.

Proposal 3. Amendment to 2017 Equity Incentive Plan

Our company is seeking stockholder approval of an ordinary resolution of the disinterested stockholders of our company authorizing an increase in the number of shares of Common Stock issuable pursuant to our company’s 2017 Equity Incentive Plan from 4,174,904 to the number equal to 20% of the issued and outstanding shares of Common Stock as at October 27, 2020, which our company anticipates to be 6,985,207, or such other number of common shares as may be permitted by the TSX Venture Exchange (the “Exchange”).

Proposal 4. Increase in Number of Authorized Shares of Common Stock

Our articles of incorporation currently authorize the issuance of 75,000,000 shares of Common Stock, par value $0.001 per share. As of October 27, 2020, there were 34,926,033 shares of Common Stock outstanding.

On November 2, 2020, the Board approved the amendment to our articles of incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 200,000,000, subject to the approval of a majority of the outstanding Common Stock.

The Board believes it is in the best interest of our company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate purposes, including, without limitation, financings, strategic transactions as well as other general corporate transactions.

The Board recommends that you vote FOR the approval of the amendment of our articles of incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 200,000,000.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names, positions and ages of our executive officers, directors and persons nominated to become directors. All our directors serve until the next annual meeting of our stockholders or until their successors are elected and qualify. Our Board appoints officers and their terms of office are, except to the extent governed by employment contract, at the discretion of our Board.

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Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Bruce Elliott	President	56	October 15, 2017
Michael Blum	Director	43	October 9, 2017
Swapan Kakumanu	Chief Financial Officer	50	December 4, 2018
Cameron Chell	Chairman of the Board and Director	51	August 21, 2017
James P. Geiskopf	Lead Director	61	August 28, 2014
Edmund C. Moy	Director	62	February 9, 2018
James M. Carter	Director	74	May 17, 2018

PROPOSAL 1
NOMINATION AND ELECTION OF DIRECTORS

Number of Directors

Our bylaws provide for a board of directors of between one and ten directors with the number of directors to be set from time to time by a resolution of the Board. Each director is elected at each Meeting, continuing in office until the next annual meeting of stockholders and until such director’s successor is elected and has been qualified, or until such director’s earlier death, resignation or removal. We currently operate with a board of six directors. The Board meets periodically to review significant developments affecting our company and to act on matters requiring Board approval.

During fiscal 2020, the Board had 8 formal meetings and all of the directors attended 100% of the total number of meetings of the Board and committees on which they served.

We have not adopted a formal policy with respect to the members of our Board attending our Meeting.

Nominees for Election

The entire board of directors is elected annually by the stockholders at the annual meeting of stockholders. The Board has selected five nominees based upon their ability and experience. The nominees consist of James P. Geiskopf, Cameron Chell, Michael Blum, Edmund C. Moy and James M. Carter. All of the nominees are currently serving as directors of our company. The Board recommends that you vote FOR each of the nominees.

Set forth below is biographical information for each person nominated for election to the Board.

Michael Blum

On October 9, 2017, Michael Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the Exchange and appointed him as chief operating officer on the same date. On September 14, 2020, Michael Blum resigned as our chief operating officer and on September 16, 2020 resigned as our secretary and treasurer.

Mr. Blum started his career in Silicon Valley where he eventually joined PayPal as country manager, Germany and later ran the payments business for eBay in South East Asia and the Pacific. In 2005, he moved into the world of finance, co-founding a hedge fund, Falconhenge Partners which then became part of Magnetar Capital. Since January 2008, Mr. Blum has been a co-founder and the president at Hedgeye Risk Management, a leading online financial media company and he is a director at Hedgeye Cares, the company’s employee driven charity. Since August 2016, he has also served as president of Seven7, LLC, a sports and entertainment focused venture fund. Since July 2013, he has served as managing director at Asia Leisure Capital SA, a hotel and casino management and investment firm. He was previously co-founder and chief financial officer of Firefly Systems Inc. from January 2014 to February 2017. Mr. Blum graduated from Yale University with a Bachelor of Arts in Economics and International studies in 1998.

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Cameron Chell

On August 21, 2017, Cameron Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman.

Mr. Chell has been the CEO of Business Instincts Group Inc. since November 2009. Business Instincts Group is a venture creation accelerator and services firm whose focus is building high-tech startups. The companies that Business Instincts Group has helped build include Draganfly, RaptorRig, ColdBore, UrtheCast, the first commercial video platform on the International Space Station and Slyce, the visual purchasing engine. As well, Mr. Chell has founded several startups including Futurelink, the original cloud computing company. Mr. Chell is currently involved with creating and sourcing new projects, and overseeing corporate development for Business Instincts Group. Business Instincts Group’s venture creation process involves management services that integrate a proprietary strategic planning process (The RIPKIT) into organizations fostering strategic growth, valuation appreciation, liquidity, and management accountability. In this regard Mr. Chell’s primary responsibility is to provide project and strategic management facilitation while working with his co-founders, executives, and investors to determine what is most important and specifically how to get it done. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018.

James P. Geiskopf

Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasury and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer. Mr. Geiskopf has been our lead director since August 21, 2017.

Mr. Geiskopf currently serves on the board of directors of Verb Technology Company, Inc. (VERB: NASDAQ), formerly nFusz, Inc. (since May 7, 2014), a company having shares of common stock registered under the Securities Exchange Act of 1934. He served as a director of Electronic Cigarettes International Group, Ltd. from June 2013 to March 2017. He was the president, secretary, treasurer and a director of Searchbyheadlines.com (now Naked Brand Group Inc.) from December 22, 2011 to July 30, 2012, and the president and director of The Resource Group from 2007 to 2009. From 1986 to 2007, he served as the president and chief executive officer of Budget Rent-a-Car of Fairfield, California. Mr. Geiskopf also served on the board of directors of Suisun Valley Bank from 1986 to 1993 and on the board of directors of Napa Valley Bancorp. from 1991 to 1993.

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Edmund C. Moy

On February 9, 2018, we appointed Edmund C. Moy as a director of our company.

Mr. Moy has been self-employed since July 2013. He has provided autographs for Numismatic Guarantee Corporation since December 2015 and to Profession Coin Grading Services, a division of Collectors Universe (CLCT: NASDAQ) from November 2013 to November 2015. Mr. Moy has also been an author with Whitman Publishing since December 2013, and was a provider of endorsement to Fortress Gold Group from August 2014 to July 2017 and to Morgan Gold from November 2011 to July 2014. As a consultant since August 2013, he has advised the U.S. Department of Labor and the U.S. Department of Transportation during most of 2017 and worked on projects to develop the first Bitcoin IRA and the first state gold bullion depository in America. He has also been a professional speaker since August 2013. He was the vice president for corporate infrastructure of L&L Energy, Inc. from January 2011 to July 2013 and a director of L&L Energy, Inc. from January 2012 to September 2012. From September 2006 to January 2011, Mr. Moy served as Director of the United States Mint, the world’s largest manufacturer of coins and medals. He was appointed by President George W. Bush and unanimously confirmed by the U.S. Senate.

He currently serves on the advisory board or board of directors of several privately-held companies: AID:Tech (a blockchain company that fights global corruption in foreign aid and relief with digital identification), OmniSparx (develops healthy decentralized token ecosystems), and Valaurum (which sells the smallest verifiable unit of gold in the world). He is also a member of the Executive Advisory Board for the School of Business & Economics of Seattle Pacific University, the Board of Regents for Trinity International University, and the National Council for C3 Leaders.

Mr. Moy has served on public, private and non-profit boards and advisory boards, including coin.co, Axon Connected, LLC, L&L Energy, Inc. (NASDAQ: LLEN), Xactimed, Emerald Health Network, Christianity Today International, and Tau Kappa Epsilon International Fraternity.

James M. Carter

On May 17, 2018, we appointed James M. Carter as a director of our company.

Mr. Carter is a Chartered Professional Accountant with over 45 years’ experience in both the private and public business sectors, and was Vice President of MFC Bancorp Ltd., an NYSE listed company focused on merchant banking activities from January 1998 to February 2017. He specialized in conducting corporate evaluations, due diligence reviews, analysis and related negotiations for corporate acquisitions, as well as designing, negotiating, managing and implementing corporate and debt restructurings and risk management programs.

He was based in Europe from 1998 to 2005, and has extensive domestic and international experience encompassing both North American and European capital markets with particular expertise gained in emerging markets and the natural resources sector.

Mr. Carter currently services on the board of directors of Aloro Mining Corp. (since April 2, 2018) and TruTrace Technologies Inc. (since July 12, 2018). During his career, he has served as an officer and director of a number of private and publicly traded companies in various industries in both North America and Europe.

Executive Officers

Set forth below is biographical information for each executive officer of our company who is not being nominated for election to the Board.

Bruce Elliott

On October 15, 2017, Bruce Elliott was appointed as the president of our company. From April 2012 to October 2017, Mr. Elliott served as director of Boston Limited, Isle of Man, a regulated fiduciary and corporate service provider. From January 2013 to October 2017, Mr. Elliott served as director of Boston Ventures Limited, Isle of Man. From December 2017 to February 2018, Mr. Elliott served as the chief marketing officer of Ryde.

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Mr. Elliott is a 26-year eCommerce veteran having held senior leadership roles in privately held and listed companies in online payments, gaming, venture capital and trust and corporate service sectors in North America and Europe. Mr. Elliott is a recognized international conference speaker on entrepreneurship, venture capital and emerging technology trends and has also led venture capital investments into clean tech, gaming, blockchain and fintech companies. Career highlights include Executive Vice President Marketing and Sales of AIM listed Neteller plc, Director of Boston Group Limited and Managing Director of Boston Ventures Limited.

Swapan Kakumanu

Swapan Kakumanu was appointed as the chief financial officer of our company on December 4, 2018 and as the secretary and treasurer of our company on September 16, 2020. Mr. Kakumanu had been the controller of our company since October 2017.

Mr. Kakumanu has been a partner, controller and chief financial officer for Red to Black Inc., a financial services firm offering chief financial officer, controller and strategic consulting services to both public and private companies, since November 2012. Mr. Kakumanu was the chief financial officer of Pounce Technologies Inc. from July 2016 to December 2019. Mr. Kakumanu was the chief financial officer, secretary and a director of TruTrace Technologies Inc. from September 2018 to March 9, 2020. Mr. Kakumanu was also the chief financial officer of Intercept Energy Services Inc. from June 2014 to September 2018 and the chief financial officer of Vogogo Inc. from August 2017 to April 2018, the controller of Vogogo Inc. from November 2013 to April 2018.

Mr. Kakumanu has over 25 years of senior finance and operations experience. He has served at the executive levels in both public and private companies including senior roles as president, chief executive officer, chief financial officer and company secretary, as well as director roles on boards. Mr. Kakumanu has extensive experience in public company reporting, investor relations, ERP implementations, mergers and acquisitions, internal controls and general overall financial, strategic and operations management. His diverse industry experience spans commercializing technologies and launching software solutions, blockchain, manufacturing, distribution, oilfield services, healthcare technologies and multi-jurisdictional operations. He holds CPA.CGA, ACA (Chartered Accountant, India) and ACMA (Certified Management Accountant, India) designations.

Family Relationships

There are no family relationships among our directors or our executive officers.

Involvement in Certain Legal Proceedings.

Except as disclosed below, none of our directors, nominees and executive officers have been involved in any of the following events during the past 10 years:

1)	a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2)	such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

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3)	such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(a)	acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(b)	engaging in any type of business practice; or

(c)	engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4)	such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(a) above of this section, or to be associated with persons engaged in any such activity;

5)	such person was found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission (the “SEC”) to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

6)	such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7)	such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(a)	any Federal or State securities or commodities law or regulation; or

(b)	any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8)	such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Michael Blum was a co-founder of Firefly Systems Inc. (“Firefly”) and acted as the chief financial officer of Firefly from January 2014 to February 2017. Firefly was a start-up in the space launch industry. Firefly grew from nothing in January 2014 to a company with 185 employees in the summer of 2016 with NASA as its flagship customer. When a major European investor backed out of a $32 million funding commitment at the last minute due to the Brexit vote, Firefly’s major stockholder was unwilling to pick-up the pieces and Firefly failed to close its last round of funding by early 2017. As a result, on April 3, 2017, Firefly filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Western District of Texas.

Michael Blum was elected to the board of directors of XCOR Aerospace, Inc. (“XCOR”) in late April 2017. XCOR lost its only customer one or two weeks after his election and the board of directors of XCOR asked Mr. Blum to fill the role of acting chief executive officer and Mr. Blum took over as acting chief executive officer on June 27, 2017. Mr. Blum was unable to save XCOR and, on November 8, 2017, XCOR filed a bankruptcy petition under Chapter 7 in the United States Bankruptcy Court for the Eastern District of California.

James P. Geiskopf was a director of Electronic Cigarettes International Group, Ltd. (“ECIG”) from June 2013 to March 16, 2017. ECIG filed a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Chapter 7”) in the United States Bankruptcy Court for the District of Nevada on March 16, 2017 (case number 17-11242). As a result of this filing, a Chapter 7 trustee was appointed by the bankruptcy court to assume control of ECIG. The assets of ECIG were liquidated and claims paid in accordance with the Chapter 7. As the Chapter 7 trustee assumed control over the assets and liabilities of ECIG, on March 16, 2017, Mr. Geiskopf and ECIG’s other directors resigned from their positions as directors.

Legal Proceedings

We are not involved as a plaintiff in any material proceeding or pending litigation where such claims or action involves damages for a value of more than 10% of our current assets as of December 31, 2019, or any material proceedings in which any of our company’s directors, officers, or affiliates, or any registered or beneficial stockholders of more than 5% of any class of our voting securities, or any associate of such person, is an adverse party or has a material interest adverse to our company or any of our subsidiaries. In addition, we do not know of any such proceedings contemplated by any governmental authorities.

Corporate Cease Trade Orders

To the best of our company’s knowledge, no proposed director has, within 10 years before the date of this proxy statement, been a director or officer of any company that, while that person was acting in that capacity, (i) was the subject of a cease trade or similar order or an order that denied that person or company access to any exemption under securities legislation for a period of more than 30 consecutive days, or (ii) was subject to an event that resulted, after the director or officer ceased to be a director or officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting will be required to elect directors.

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THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES.

TRANSACTIONS WITH RELATED PERSONS

No director, nominee, executive officer, principal stockholder holding at least 5% of our shares of Common Stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transactions, since January 1, 2018, the beginning of our last two fiscal years, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years other than the following:

On October 30, 2017, we issued 250,000 shares of Common Stock to Michael Blum, chief operating officer and director of our company, at a price of $0.10 per share for gross proceeds of $25,000.

On October 18, 2017, we entered into a business services agreement with Business Instincts Group Inc., on November 20, 2017, we entered into a loan agreement with RYDE Holding Inc. (“Ryde”), formerly WENN Digital Inc., and, on December 29, 2017, as amended as of March 15, 2018, July 9, 2018, and October 29, 2018, we entered into a business services agreement with Ryde. Our chairman and director, Cameron Chell, is a director, officer and an indirect shareholder of Business Instincts Group Inc. which owns 10% of the common stock of Ryde and he is also a director, officer and indirect shareholder of Blockchain Merchant Group, Inc. which owns 2.5% of the common stock of Ryde. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018. From December 2017 to February 2018, our president, Bruce Elliott, served as the chief marketing officer of Ryde. Our chief financial officer, secretary and treasurer, Swapan Kakumanu was also the chief financial officer of Ryde from October 2018 to December 2019.

Effective October 15, 2017, we granted 225,000 stock options to Business Instincts Group Inc., a company of which Cameron Chell is a director, officer and indirect shareholder. The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 upon the first anniversary date of the date of grant; (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

On March 13, 2018, we entered into a loan agreement with Michael Blum whereby Mr. Blum advanced $100,000 to us. The principal amount of $100,000 was repayable on demand (but no longer than a term of six month) and bore simple interest at a rate of 12% per annum, which was payable upon repayment of the principal amount of $100,000. We were entitled to prepay the whole or any portion of the principal amount of $100,000, plus accrued interest on the portion of the principal amount of $100,000 being prepaid, at any time. The loan agreement provided that we must, within five days of the release of funds to us from our private placement of subscription receipts that closed in March 2018, repay the principal amount of $100,000 plus accrued interest in full. The loan agreement also provided that if we obtain any indebtedness on terms that are superior to the terms set forth in the loan agreement, then the terms under the loan agreement will be deemed to be amended, as of March 13, 2018, to match such superior terms in a manner and on terms as nearly equivalent as practicable to such superior terms. The loan was repaid on June 1, 2018 with interest of $2,630.

On July 9, 2018, we entered into a loan agreement with Ryde whereby we provided to Ryde a loan in the principal amount of $750,000. An additional $500,000 was loaned to Ryde on July 27, 2018 with an interest rate of 12% per annum. Ryde agreed that the remaining unpaid principal balance of the loan and all accrued and unpaid interest, will be due and paid in full on or before the earlier of (a) December 31, 2021, and (b) March 31, 2021, provided, Ryde has earnings before interest, taxes, depreciation and amortization or EBITDA as defined under United States GAAP of more than $5,000,000, for the 12 month period ending December 31, 2020, as certified by an independent auditor appointed by Ryde. If Ryde does not provide such certified financial statements on or before March 31, 2021, Ryde agreed that the remaining unpaid principal balance of the loan and all accrued and unpaid interest, will be immediately due and paid in full.

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On November 27, 2018, we issued 200,000 shares of Common Stock to 1373024 Alberta Inc., a company wholly-owned by Cameron Chell, our chairman and director, at a price of $1.00 per share for aggregate gross proceeds of $200,000.

Effective May 1, 2018, we entered into a facility services agreement with Business Instincts Group Inc., a company of which Cameron Chell is a director, officer and indirect shareholder, whereby we agreed to pay Business Instincts Group Inc. a basic monthly rent of $16,500 for the complete occupancy term commencing May 1, 2018 until February 28, 2020 to use the premises located at 4101 Redwood Ave, Building F. Los Angeles, California 90066 for general office purposes. On March 29, 2019, we amended the facility services agreement to decrease the monthly rent from $16,500 per month to $8,250 per month commencing May 1, 2019 to March 31, 2020. This facility services agreement was cancelled as of December 31, 2019 as the office location was relocated to 561 Indiana Court, Los Angeles, California 90291.

We entered into seven promissory notes on with Business Instincts Group Inc. on July 18, 2019, August 9, 2019, September 13, 2019, October 4, 2019, November 19, 2019, December 18, 2019, and January 9, 2020 of which two promissory notes were converted into shares. As of June 30, 2020, our company owed $405,178 in principal and interest (December 31, 2019 - $484,525).

It is the responsibility of our audit committee to review, approve and ratify related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by our company, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that, during the year ended December 31, 2019 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics

On December 20, 2017, our Board adopted a code of ethics and business conduct for directors, senior officers and employees of our company. We adopted the code of ethics and business conduct for the purpose of promoting:

●	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest;

●	full, fair, accurate, timely and understandable disclosure in all reports and documents that we file with, or submits to, the Securities and Exchange Commission and in other public communications made by our company;

●	compliance with applicable governmental laws, rules and regulations;

●	the protection of our assets, including corporate opportunities and confidential information;

●	fair dealing practices;

●	the prompt internal reporting of violations of the code of ethics and business conduct; and

●	accountability for adherence to the code of ethics and business conduct.

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COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

We have an audit committee consisting of Michael Blum, James M. Carter, James P. Geiskopf, and Edmund C. Moy. Our audit committee assists our Board in fulfilling its responsibility to our stockholders relating to corporate accounting matters, the financial reporting practices of our company, and the quality and integrity of the financial reports of our company.

For a description of Messrs. Blum, Carter, Geiskopf and Moy’s education and experience, see the section of this proxy statement entitled “Nominees for Election”.

Audit Committee Charter

The audit committee charter attached as Schedule “A” hereto was adopted by our Board on October 9, 2017.

Audit Committee Financial Expert

Our Board has determined that James M. Carter, a member of our audit committee, qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K issued by the Securities and Exchange Commission, and is “independent” as the term is used by NASDAQ Marketplace Rule 5605(a)(2).

Audit Committee Report

The audit committee has reviewed and discussed with management our audited consolidated financial statements as of and for the year ended December 31, 2019.

The Audit Committee has also discussed with Haynie & Company the matters required to be discussed by AU 380, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The audit committee has received and reviewed the written disclosures and the letter from Haynie & Company required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with Haynie & Company their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to our Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC.

The audit committee of our Board currently consists of Michael Blum, James P. Geiskopf and Edmund C. Moy. The material contained in this Audit Committee Report is not soliciting material, is not deemed filed with the SEC, and is not incorporated by reference in any filing of our company under the Securities Act of 1933, or the Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

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Audit Committee Oversight

At no time since the commencement of our most recently completed financial year was a recommendation of our audit committee to nominate or compensate an external auditor not adopted by our Board.

Reliance on Certain Exemptions

At no time since the commencement of our most recently completed financial year has our company relied on the exemption in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of National Instrument 52-110 Audit Committees. Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that our audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided. Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of our audit committee must not be executive officers, employees or control persons of our company or of an affiliate of our company. Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

Pre-Approval Policies and Procedures

Our audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of National Instrument 52-110, the engagement of non-audit services is considered by our audit committee on a case-by-case basis.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed to our company for the years ended December 31, 2019 and 2018 for professional services rendered by Haynie & Company:

Fees	2019		2018
Audit Fees	$51,374	*	$41,000
Audit Related Fees	-		-
Tax Fees	-		-
Other Fees	-		-
Total Fees	$51,374		$41,000

*Estimated

CORPORATE GOVERNANCE

General

Corporate governance refers to the policies and structure of the board of directors of a company, whose members are elected by and are accountable to the stockholders of the company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. Our Board is committed to sound corporate governance practices, as such practices are both in the interests of stockholders and help to contribute to effective and efficient decision making. Our common stock is quoted on the OTC Pink operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2) and as defined by National Instrument 52-110, adopted by various Canadian securities commissions, a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation.

Board of Directors

Our Board facilitates its independent supervision over management in several ways, including retaining independent consultants where it deems necessary, and by reviewing corporate developments with larger stockholders, analysts and potential industry partners.

The independent members of our Board are James P. Geiskopf, Edmund C. Moy, Alphonso Jackson and James Carter. Messrs. Geiskopf, Moy, Jackson and Carter are each “independent” in that each is independent and free from any interest and any business or other relationship which could or could reasonably be perceived to; materially interfere with the director’s ability to act with the best interests of our company. Mr. Jackson will not be standing for re-election at the Meeting. Michael Blum is not independent because Mr. Blum was our chief operating officer from December 4, 2018 to September 14, 2020 and our secretary and treasurer of from October 9, 2017 to September 16, 2020. Cameron Chell is not independent because Mr. Chell is a director, officer and an indirect shareholder of Business Instincts Group Inc. On October 18, 2017, we entered into a business services agreement with BIG, whereby we retained the services of Business Instincts Group Inc. to provide certain services, including creating, designing and project managing the launching of initial coin offerings for our clients.

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Directorships

The following table describes which of our current directors are also directors of other reporting issuers (or the equivalent in another jurisdiction):

Name of Director	Names of Other Reporting Issuers	Name of Trading Market
James P. Geiskopf	Verb Technology Company, Inc.	NASDAQ
Cameron Chell	Pounce Technologies Inc.	TSX Venture Exchange (NEX)
	TruTrace Technologies Inc.	Canadian Securities Exchange
	Draganfly Inc.	Canadian Securities Exchange
	XTM Inc.	Canadian Securities Exchange
James M. Carter	Aloro Mining Corp.	TSX Venture Exchange
	TruTrace Technologies Inc.	Canadian Securities Exchange

Orientation and Continuing Education

Our Board briefs all new directors with respect to the policies of our Board and other relevant corporate and business information. Our Board does not provide any continuing education.

Ethical Business Conduct

Our Board has found that the fiduciary duties placed on individual directors by our company’s governing corporate legislation and the common law, and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of our Board in which the director has an interest, have been sufficient to ensure that our Board operates independently of management and in the best interests of our company.

Nomination of Directors

Our Board is responsible for identifying individuals qualified to become new board members and recommending to our Board new director nominees. New nominees must have a track record in general business management, special expertise in an area of strategic interest to our company, the ability to devote the required time, show support for our company’s mission and strategic objectives, and a willingness to serve.

Our Board does not have a nominating committee. The full board will be involved in nomination of new candidates for board positions. Board members will be asked for recommendations of people that they know of or have heard of that would contribute to the success of our company if added to our Board.

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Compensation

Our Board has not created or appointed a compensation committee given our company’s current size and stage of development. All tasks related to developing and monitoring our company’s approach to the compensation of our president and directors are performed by the members of our Board. The compensation of our president and directors is reviewed, recommended and approved by our Board without reference to any specific formula or criteria.

Other Board Committees

Our Board has no committees other than our audit committee.

Assessments

Our Board has no specific procedures for regularly assessing the effectiveness and contribution of our Board or individual directors. As our Board is relatively small, it is expected that a significant lack of performance on the part of an individual director would become readily apparent, and could be dealt with on a case-by-case basis. With respect to our Board as a whole, our Board monitors its performance on an ongoing basis, and as part of that process considers the overall performance of our company and input from our stockholders. As Lead Director, James P. Geiskopf overseas the Board.

Advisory Board

We have an advisory board, which provides advice to our company from time to time on issues as requested by our company. Our advisory board’s role includes: (a) providing strategic advice on the direction and strategy of our company, (b) advising and assisting with business development by and for our company, and (c) facilitating introductions between our company and third parties who may be in a position to assist in furthering the goals of our company. The current members of our advisory board are: Russell Stidolph, Konstantin Richter, Steve Beauregard, Greg Burnett and Rob Shewchuk.

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VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding the shares of Common Stock beneficially owned on October 27, 2020 for (i) each stockholder we know to be the beneficial owner of 5% or more of the shares of Common Stock, (ii) each of our company’s executive officers and directors, (iii) the nominees for election to our Board, (iv) each of our named executive officers (as defined in the “Executive Compensation” section), and (v) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of October 27, 2020, the Record Date, we had 34,926,033 shares of Common Stock issued and outstanding. Accordingly, 34,926,033 shares of Common Stock are entitled to one (1) vote per share at the Meeting.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Bruce Elliott 6 Kermode Road, Crosby, Isle of Man 1M4 4BZ	Common Stock	200,000	(3)	*
Michael Blum 2212 Glenbrook Way, Las Vegas, NV 89117	Common Stock	650,000	(4)	1.85%
Swapan Kakumanu 193 Simcoe Circle SW, Calgary, AB T3H 4S3	Common Stock	225,000	(5)	*
Cameron Chell 561 Indiana Court, Venice Beach, CA 90291	Common Stock	2,650,000	(6)	7.50%
James P. Geiskopf 3250 Oakland Hills Court, Fairfield, CA 94534	Common Stock	2,900,000	(7)	8.21%
Edmund C. Moy 4251 Campbell Avenue, Suite 313, Arlington, VA 22206	Common Stock	101,000	(8)	*
James M. Carter 12532 23rd Ave, Surrey, BC V4A 2C4, Canada	Common Stock	86,118	(9)	*
Alphonso Jackson 1411 Key Blvd, Unit 601, Arlington, VA 22209	Common Stock	100,000	(10)	*
All executive officers and directors as a group (8 persons)	Common Stock	6,912,118	(11)	18.79%

Notes

* Less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of ownership is based on 34,926,033 shares of Common Stock issued and outstanding as of October 27, 2020.

(3)	Comprised of 200,000 options to purchase shares of Common Stock exercisable within 60 days.

(4)	Includes 400,000 options to purchase shares of Common Stock exercisable within 60 days.

(5)	Includes 50,000 shares of Common Stock held by Red to Black Inc., a company controlled by Mr. Kakumanu and 175,000 options to purchase shares of Common Stock exercisable within 60 days, held by Red to Black Inc.

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(6)	Comprised of 50,000 shares of Common Stock held directly, 2,000,000 shares of Common Stock held indirectly through Blockchain Fund GP Inc., 200,000 shares of Common Stock held indirectly through 1373024 Alberta Inc. and 400,000 options to purchase shares of Common Stock exercisable within 60 days, held by Mr. Chell. Mr. Chell has the sole power to vote or direct the vote, and to dispose or direct the disposition of the shares of Common Stock held by Blockchain Fund GP Inc. and 1373024 Alberta Inc.

(7)	Includes 400,000 options to purchase shares of Common Stock exercisable within 60 days.

(8)	Includes 100,000 options to purchase shares of Common Stock exercisable within 60 days.

(9)	Includes 86,118 options to purchase shares of Common Stock exercisable within 60 days.

(10)	Includes 100,000 options to purchase shares of Common Stock exercisable within 60 days.

(11)	Includes 1,861,118 options to purchase shares of Common Stock exercisable within 60 days

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, no individual who has been a director or executive officer of our company at any time since the beginning of the last fiscal year of our company, or any proposed management nominee for election as a director, or any associate or affiliate thereof, has any material interest, direct or indirect, by way of beneficial ownership of shares of our Common Stock or otherwise, in any matter to be acted upon at the Meeting. Certain directors, executive officers and proposed nominees for election as directors may be interested in the approval of the amendment to the 2017 Equity Incentive Plan, pursuant to which they may be granted stock options.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein: (a) none of our directors or executive officers; (b) none of the nominees for election as a director; (c) no person or company who beneficially owns, directly or indirectly, shares of Common Stock or who exercises control or direction of shares of Common Stock, or a combination of both (including control through nominees and proposed directors) carrying more than 10% of the voting rights attached to the outstanding shares of Common Stock (an “Insider”); (d) no director or executive officer of an Insider; and (e) no associate or affiliate of any of the directors, executive officers, nominees or Insiders, has had any material interest, direct or indirect, in any transaction since the commencement of our most recently completed financial year or in any proposed transaction which has materially affected or would materially affect our company or any of our subsidiaries, except with an interest arising from the ownership of shares of Common Stock where such person or company will receive no extra or special benefit or advantage not shared on a pro rata basis by all holders of the same class of shares who are resident in Canada.

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MANAGEMENT CONTRACTS

No management functions of our company are performed to any substantial degree by a person other than the directors or executive officers of our company.

EXECUTIVE COMPENSATION

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December, 2019;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended December 31, 2019; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2019,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended December 31, 2019 and 2018 are set out in the following summary compensation table:

Summary Compensation Table – Years ended December 31, 2019 and 2018
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non- Equity Incentive Plan Compensa -tion ($)	Non- qualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)
Bruce Elliott President(1)	2019	80,000	Nil	Nil	Nil		Nil	Nil	Nil	80,000
	2018	170,000	Nil	Nil	8,594	(4)	Nil	Nil	Nil	178,594
Michael Blum Chief Operating Officer, Secretary, Treasurer and Director(2)	2019	36,000	Nil	Nil	Nil		Nil	Nil	Nil	36,000
	2018	121,806	Nil	Nil	17,187	(4)	Nil	Nil	Nil	138,993
Swapan Kakumanu Chief Financial Officer(3)	2019	25,000	Nil	Nil	Nil		Nil	Nil	Nil	25,000
	2018	4,516	Nil	Nil	27,619		Nil	Nil	Nil	32,135

(1)	On October 15, 2017, Mr. Elliott was appointed as the president of our company.
(2)	On October 9, 2017, Mr. Blum was appointed as the chief financial officer, secretary, treasurer and a director of our company. On December 4, 2018, Mr. Blum resigned as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer. On the same day, Mr. Blum was appointed as chief operating officer. Mr. Blum resigned as our chief operating officer on September 14, 2020 and as our secretary and treasurer on September 16, 2020.
(3)	On December 4, 2018, Mr. Kakumanu was appointed as the chief financial officer of our company. Mr. Kakumanu was appointed as our secretary and treasurer on September 16, 2020.
(4)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. See Note 7 of our annual financial statements for the years ended December 31, 2019 and 2018 for a description of the assumptions made in the valuation of these stock options.

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Narrative Disclosure to Summary Compensation Table

In connection with the appointment of Bruce Elliott as president, we have entered into an independent consultant agreement dated October 15, 2017 with Bruce Elliott whereby we agreed to pay Mr. Elliott a signing bonus of $7,500, payable within 30 days, and a consulting fee in the amount of $10,000 per month, which was increased to $12,000 per month commencing on February 1, 2018 with the approval of our Board. On June 1, 2018, his consulting fee increased to $16,000 per month with the approval of our Board. On December 1, 2019, his consulting fee decreased to $1 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Elliott 200,000 stock options within 60 days at a price of $0.10 per share, which stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The agreement continues for twelve months terms which will automatically be renewed unless we provide 90 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Elliott by providing at least 90 days advance notice in writing, (ii) us by giving at least 90 days advance notice in writing, or (iii) us without notice in the event that Mr. Elliott: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Elliott has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Elliott has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

In connection with the appointment of Michael Blum as chief financial officer, we have entered into an independent consultant agreement dated October 9, 2017 with Michael Blum whereby we agreed to pay Mr. Blum a signing bonus of $25,000, payable within 30 days, and a consulting fee in the amount of $10,000 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Blum stock options in an amount to be determined by our Board. The agreement continues for twelve months terms which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Blum by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Blum: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Blum has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Blum has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the Exchange. In connection with the appointment of Michael Blum as chief operating officer, on December 4, 2018, we have entered into an amendment to the independent consultant agreement dated October 9, 2017 with Mr. Blum whereby the parties (i) modified the services to be provided by Mr. Blum to reflect his new position with our company as chief operating officer and (ii) increased his consulting fee to $12,000 per month commencing December 4, 2018. On December 1, 2019, his consulting fee decreased to $1 per month. On September 14, 2020, Michael Blum resigned as our chief operating officer and on September 16, 2020 he resigned as our secretary and treasurer.

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Since October 1, 2017, we have paid Red to Black Inc., a company controlled by Swapan Kakumanu $4,000 per month which was amended to $10,000 per month from February 1, 2018 for providing accounting and controller services. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the Exchange. In connection with the appointment of Swapan Kakumanu as chief financial officer, we have entered into an independent consultant agreement dated December 4, 2018 with Swapan Kakumanu whereby we agreed to pay a consulting fee of $5,000 per month. Commencing December 1, 2019, the consulting agreement was amended to pay $1 per month. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Kakumanu stock options in an amount to be determined by our Board. The agreement continues for a twelve month term, which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Kakumanu by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Kakumanu: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Kakumanu has also agreed, for the term of the agreement, not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement, and for a period of one year immediately following the termination or expiration of the agreement, Mr. Kakumanu has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee, or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us. On September 16, 2020 we appointed Mr. Kakumanu as our secretary and treasurer.

On October 15, 2017, as amended on January 22, 2018 and November 22, 2018, our Board adopted and approved the 2017 Equity Incentive Plan. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business. On November 22, 2018, our Board amended our 2017 Equity Incentive Plan in connection with our application to list our shares of Common Stock on the Exchange. The plan was amended to provide that a total of 4,174,904 shares of Common Stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards.

Effective October 15, 2017, we granted a total of 1,400,000 stock options to our directors and officers (200,000 stock options to Bruce Elliott, 400,000 stock options to Michael Blum, 400,000 stock options to Cameron Chell and 400,000 stock options to James P. Geiskopf). The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 upon the date of grant; (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date. The grant also included 100,000 stock options to Swapan Kakumanu. These stock options become exercisable as follows: (i) 1/3 on the first anniversary date; (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

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Effective October 15, 2017, we granted 100,000 stock options to Red to Black Inc., a company controlled by Swapan Kakumanu. The stock options are exercisable at the exercise price of $0.10 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

Effective June 8, 2018, we granted 75,000 stock options to Red to Black Inc. The stock options are exercisable at the exercise price of $0.60 per share for a period of ten years from the date of grant. The stock options become exercisable as follows: (i) 1/3 on the first anniversary of the grant date; (ii) 1/3 on the second anniversary of the grant date and (iii) 1/3 on the third anniversary of the grant date.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2019:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bruce Elliott	200,000	(1)	Nil		Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
Michael Blum	400,000	(1)	Nil		Nil	$0.10	October 16, 2027	Nil	Nil	Nil	Nil
Swapan Kakumanu	66,667	(2)(4)	33,333	(2)(4)	Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
	50,000	(3)(4)	25,000	(3)(4)	Nil	$0.60	June 8, 2028	Nil	Nil	Nil	Nil

(1)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (October 15, 2017); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (October 15, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

(3)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (June 8, 2018); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(4)	These stock options are held by Red to Black Inc., a company controlled by Swapan Kakumanu.

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Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended December 31, 2019 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cameron Chell(1)	Nil	Nil	Nil	Nil	Nil	Nil	Nil	(2)
James P. Geiskopf(3)	40,000	Nil	Nil	Nil	Nil	Nil	137,187
Edmond C. Moy(4)	16,667	Nil	Nil	Nil	Nil	Nil	91,051
James M. Carter(5)	16,667	Nil	Nil	Nil	Nil	Nil	63,774
Alphonso Jackson(6)	12,500	Nil	Nil	Nil	Nil	Nil	65,215

(1)	On August 21, 2017, Mr. Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman.

(2)	Does not include the fees and stock options received by Business Instincts Group Inc. On October 18, 2017, we entered into a business services agreement with Business Instincts Group Inc., a company of which Mr. Chell is a director, officer and indirect shareholder. The fees and stock options received by Business Instincts Group Inc. are compensation for the services provided by that company as a whole and we did not compensate Mr. Chell separately for these services.

(3)	Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasury and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer.

(4)	On February 9, 2018, Mr. Moy was appointed as a director of our company.

(5)	On May 17, 2018, Mr. Carter was appointed as a director of our company.

(6)	On June 22, 2018, Mr. Jackson was appointed as a director of our company.

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On January 22, 2018, we entered into an offer letter with James P. Geiskopf, pursuant to which, among other things, we agreed to pay Mr. Geiskopf $120,000 in annual cash compensation commencing on January 1, 2018. On June 26, 2019, Mr. Geiskopf agreed to a credit $30,000 of his annual cash compensation. On December 20, 2019, Mr. Geiskopf agreed to credit the remaining outstanding invoices of $50,000. On December 20, 2019, his compensation was decreased to $5,000 per month.

In connection with the appointment of Edmund C. Moy as a director on February 9, 2018, we entered into an offer letter dated February 9, 2018 with Mr. Moy, pursuant to which, among other things, we agreed to pay Mr. Moy $50,000 in annual cash compensation and grant 100,000 stock options. Effective February 9, 2018, we granted to Mr. Moy 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until February 9, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date. On December 20, 2019, Mr. Moy agreed to credit the remaining outstanding invoices of $33,333.

In connection with the appointment of James Carter as a director on May 17, 2018, we entered into an offer letter dated May 17, 2018 with Mr. Carter, pursuant to which, among other things, we agreed to pay Mr. Carter $50,000 in annual cash compensation and grant 100,000 stock options. Effective May 17, 2018, we granted to Mr. Carter 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until May 17, 2028. The stock options become exercisable monthly over 36 months as follows: 1/36 of the stock options vesting each month commencing on May 17, 2018. On December 20, 2019, Mr. Carter agreed to credit the remaining outstanding invoices of $33,333.

In connection with the appointment of Alphonso Jackson as a director on June 22, 2018, we entered into an offer letter dated June 22, 2018 with Mr. Jackson, pursuant to which, among other things, we agreed to pay Mr. Jackson $50,000 in annual cash compensation and grant 100,000 stock options, which stock options were previously granted on June 7, 2018 in connection with his appointment as a member of our advisory board. The stock options are exercisable at the exercise price of $0.60 per share until June 7, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date. On December 20, 2019, Mr. Jackson agreed to credit the remaining outstanding invoices of $47,500.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each director who is not a named executive officer certain information concerning the outstanding equity awards as of December 31, 2019:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Cameron Chell	400,000	(1)	Nil		Nil	$0.10	October 15, 2027	Nil	Nil	Nil	Nil
James P. Geiskopf	400,000	(1)	Nil		Nil	$0.10	October 16, 2027	Nil	Nil	Nil	Nil
Edmond C. Moy	66,666	(2)	33,334	(2)	Nil	$0.60	February 9, 2028	Nil	Nil	Nil	Nil
James M. Carter	55,560	(3)	44,440	(3)	Nil	$0.60	May 17, 2028	Nil	Nil	Nil	Nil
Alphonso Jackson	66,666	(4)	33,334	(4)	Nil	$0.60	June 7, 2028	Nil	Nil	Nil	Nil

(1)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (October 15, 2017); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (February 9, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

(3)	The stock options become exercisable as follows: (i) 1/36 each month over a period of 36 months commencing on the date of grant (May 17, 2018).

(4)	The stock options become exercisable as follows: (i) 1/3 on the first anniversary date of grant (June 7, 2018); (ii) 1/3 on the second anniversary date and (iii) 1/3 on the third anniversary date.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides a summary of the number of shares of Common Stock to be issued upon exercise of outstanding options, warrants and rights, weighted average exercise weighted-average exercise price of outstanding options, warrants and rights and the number of shares of Common Stock remaining available for future issuance under our equity compensation plans as well as certain warrants granted outside of our compensation plan, the weighted average exercise price and the number of options remaining available for grant, shares purchasable as at December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,500,000	$0.19	400,000
Equity compensation plans not approved by security holders (2017 Equity Incentive Plan)	N/A	N/A	N/A
Total	3,500,000	$0.19	400,000

The full text of our 2017 Equity Incentive Plan was attached as Schedule “B” to our Schedule 14A Proxy Statement dated November 25, 2019 and filed on SEDAR at www.sedar.com on November 26, 2019.

At the Meeting, we will seek the approval of the stockholders for an increase in the maximum number of shares of Common Stock that may be issued under the 2017 Equity Incentive Plan, in accordance with Policy 4.4 of the Exchange. See “Particulars Of Matters To Be Acted Upon”, below.

PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

Proposal 2
RATIFICATION of the Appointment of the Independent Registered Public Accounting Firm

Our Board is asking our stockholders to ratify the appointment of Haynie & Company as our independent registered public accounting firm.

Stockholder ratification of the appointment of Haynie & Company as our independent registered public accounting firm is required by the policies of the Exchange. If the stockholders fail to ratify the appointment, our Board will reconsider whether or not to retain the firm. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Board determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Haynie & Company are not expected to be present at the Meeting. However, we will provide contact information for Haynie & Company to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Our Board recommends that you vote FOR the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

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Proposal 3
APPROVAL OF AMENDMENT TO 2017 EQUITY INCENTIVE PLAN

On October 15, 2017 our Board adopted and approved the 2017 Equity Incentive Plan, as amended on January 22, 2018 and November 22, 2018. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business.

On November 22, 2018, our Board amended our 2017 Equity Incentive Plan in connection with our application to list our shares of Common Stock on the Exchange. The plan was amended to provide:

●	that a total of 4,174,904 shares of Common Stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards;
●	that any shares underlying an award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, will become available for issuance under the plan;
●	that while our shares of Common Stock is listed on the Exchange:

○	a participant must either be a Director, Employee or Consultant (as defined by the policies of the Exchange) of our company or a subsidiary of our company at the time of grant of the awards, except as otherwise provided by the policies of the Exchange and, for awards granted to Employees, Consultants or Management Company Employees (as defined by the policies of the Exchange), we must ensure that the participant is a bona fide Employee, Consultant or Management Company Employee, as the case may be;
○	except in relation to Consultant Companies (as defined by the policies of the Exchange), the awards may be granted only to an individual or to a company that is wholly owned by individual eligible for a grant of an award;
○	the aggregate number shares of Common Stock subject to stock options granted, within a 12 month period, to a participant who is a Consultant (as defined by the policies of the Exchange) is limited to an amount equal to 2% of the issued and outstanding shares of our common stock (on a non-diluted basis), calculated on the date a stock option is granted to the participant;
○	aggregate number of shares of Common Stock subject to stock options granted, within a 12 month period, to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the Exchange) is limited to an amount equal to 2% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date a stock option is granted to any participant, provided that such stock options must vest in stages over a 12 month period with no more than 1/4 of the stock options vesting in any 3 month period;

○	the exercise price of a stock option must be determined by the committee (currently our board of directors) and the exercise price must not be less than the price permitted by the Exchange or other regulatory body having jurisdiction and a minimum exercise price must not be established unless the stock options are allocated to particular persons and we must not grant stock options unless and until the stock options have been allocated to a particular person or persons;
○	the exercise price of a stock option must be paid in cash; and
○	stock options granted to participants engaged in Investor Relations Activities (as defined by the policies of the Exchange) on behalf of our company must expire 30 days after such participants cease to perform such Investor Relations Activities for our company;

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●	if shares of Common Stock are listed on the Exchange, unless disinterested shareholder approval is obtained, under no circumstances will the plan, together with all of our other previously established and outstanding stock option or equity incentive plans or grants, result in:

○	the aggregate number of shares of Common Stock reserved for issuance under awards granted to insiders (as a group) at any point in time exceeding 10% of the issued and outstanding shares of Common Stock (on a non-diluted basis);
○	the grant to insiders (as a group), within a 12 month period, of stock options where an aggregate number of shares of Common Stock subject to such stock options exceeds 10% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date an award is granted to any insider;
○	the grant to insiders (as a group), within a 12 month period, of non-stock option awards where an aggregate number of shares of Common Stock subject to such non-stock option awards exceeds 2% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to any insider;
○	the aggregate number of shares of Common Stock subject to awards granted to any one participant within a 12 month period exceeding 5% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date an award is granted to the participant;
○	the aggregate number of shares of Common Stock subject to non-stock option awards granted to any one participant within a 12 month period exceeding 1% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date a non-stock option award is granted to the participant;
○	the aggregate number of shares of Common Stock subject to awards granted to any one participant who is a Consultant (as defined by the policies of the Exchange) within a 12 month period exceeding 2% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date an award is granted to the participant; or
○	the aggregate number of shares of Common Stock subject to awards granted to all participants (as a group) who are employed to perform Investor Relations Activities (as defined by the policies of the Exchange) within a 12 month period exceeding 2% of the issued and outstanding shares of Common Stock (on a non-diluted basis), calculated on the date an award is granted to the participant; and

if the shares of Common Stock are listed on the Exchange, we must obtain disinterested shareholder approval for any amendment to stock options held by insiders that would have the effect of decreasing the exercise price of the stock options.

We are seeking stockholder approval for certain amendments to the 2017 Equity Incentive Plan, subject to the approval of the Exchange. We propose to increase the number of shares of Common Stock issuable pursuant to the granting and exercise of options under the 2017 Equity Incentive Plan from 4,174,904 to the number equal to 20% of the issued and outstanding shares of Common Stock on October 27, 2020, which our company anticipates to be 6,985,207, or such other number of shares of Common Stock as may be permitted by the Exchange.

The Exchange requires stockholder approval of any stock option plan that, together with all of a company’s other previously established stock option plans or grants, could result at any time in the number of listed shares reserved for issuance under stock options exceeding 10% of the issued shares. The Exchange also requires that a company must obtain disinterested shareholder approval of stock options if, among other things, a stock option plan, together with all of a company’s previously established or proposed stock option grants, could result at any time in:

(a)	the number of shares of Common Stock reserved for issuance under stock options granted to insiders exceeding 10% of the issued shares of Common Stock;

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(b)	the grant to insiders, within a 12 month period, of a number of options exceeding 10% of the issued shares of Common Stock; or

(c)	the issuance to any one optionee, within a 12 month period, of a number of shares exceeding 5% of the issued shares of Common Stock.

In such cases, a stock option plan must be approved by a majority of the votes cast by all stockholders at a general meeting, excluding votes attaching to shares beneficially owned by (i) insiders to whom options may be issued under the stock option plan; and (ii) associates of insiders to whom options may be issued under the stock option plan. The people who are allowed to vote are referred to as “Disinterested Stockholders”. The term “insider” is defined in the Securities Act (British Columbia) and includes, among other persons, directors and senior officers of a company and its subsidiaries and shareholders owning more than 10% of the voting securities of a company.

On November 2, 2020, the Board approved an increase in the number of shares of Common Stock issuable under the 2017 Equity Incentive Plan by 2,810,303, from 4,174,904 shares to 6,985,207 shares, subject to and effective upon receipt of all necessary regulatory and other approvals. As of October 27, 2020, there were 3,500,000 stock options outstanding, representing 10.02% of the issued and outstanding shares of Common Stock on that date. 400,000 additional shares of Common Stock, representing 1.15% of the currently issued and outstanding shares of Common Stock, are available for grant under the 2017 Equity Incentive Plan.

Vote Required and Board Recommendation

As the 2017 Equity Incentive Plan, as amended, together with all of our company’s previously established or proposed stock option grants, could result in the circumstances described in paragraphs (a) and (b) above, we must obtain the approval of its Disinterested Stockholders for the amendment to the 2017 Equity Incentive Plan. Accordingly, the affirmative vote of the holders of a majority of the shares, other than votes attaching to the 5,051,000 shares of Common Stock, representing approximately 14.46% of the issued and outstanding shares of Common Stock, beneficially owned by directors, officers and nominees of our company entitled to receive a benefit under the 2017 Equity Incentive Plan, present in person or represented by proxy and entitled to vote at the Meeting will be required to approve the increase in the number of shares of Common Stock issuable under the 2017 Equity Incentive Plan by 2,810,303 shares.

The following resolution will be submitted for a shareholder approval at the Meeting:

“RESOLVED that the increase in the number of shares of common stock issuable under CurrencyWork Inc.’s 2017 Equity Incentive Plan by 2,810,303 shares is hereby approved, ratified and confirmed.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE 2017 EQUITY INCENTIVE PLAN BY 2,810,303 SHARES.

PROPOSAL 4

INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our articles of incorporation currently authorizes the issuance of 75,000,000 shares of Common Stock, par value $0.001 per share.

As of the record date, we have 34,926,033 shares of Common Stock outstanding, leaving 40,073,967 shares of Common Stock available for future issuance. We may require additional shares of Common Stock for the purposes discussed below and accordingly, we wish to increase the number of authorized shares of our Common Stock to 200,000,000 shares of Common Stock, par value US$0.001.

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On November 2, 2020, the Board approved the proposed amendment to the articles of incorporation, subject to the approval of holders of a majority of the outstanding shares of Common Stock.

The Board believes it is in the best interest of our company to increase the number of authorized shares of Common Stock in order to give us greater flexibility in considering and planning for future corporate purposes, including, without limitation, financings, strategic transactions as well as other general corporate transactions.

The flexibility given to the Board to issue additional shares of Common Stock could also have an anti-takeover effect and enhance our ability to negotiate on behalf of our stockholders in a takeover situation. The authorized but unissued shares of Common Stock could be used by the Board to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with the Board in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by the Board to deter or prevent changes in control of our company, including transactions in which our stockholders might otherwise receive a premium for their shares over then current market prices. The increase in the number of authorized shares of Common Stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of Common Stock or to obtain control of our company.

We have no plans, commitments, arrangements, understandings, or agreements to issue any shares that will be made available pursuant to the proposed increase in authorized stock.

Proportionate voting rights and other rights of the holders of shares of Common Stock would not be affected by the increase in the authorized number of shares of Common Stock. The additional authorized shares of Common Stock will have rights identical to our currently authorized and outstanding shares of Common Stock. Accordingly, effecting the proposal to increase the number of shares of Common Stock will not affect any rights of shareholders and par value will remain unchanged at $0.001 per share. The percentage of outstanding shares owned by each stockholder prior to the increase in the authorized number of shares of Common Stock will remain the same, For example, generally, a holder of two percent of the voting power of the outstanding shares of Common Stock immediately prior to the effective time of the increase in the authorized number of shares of Common Stock would continue to hold two percent of the voting power of the outstanding shares of Common Stock after the increase in the authorized number of shares of Common Stock.

Dissent Rights

Under our bylaws, our stockholders are entitled, after complying with certain requirements of our bylaws, to dissent from approval of the proposal to amend our articles of incorporation to increase the number of authorized shares of the Common Stock and to be paid the “fair value” of their shares of the Common Stock, determined as of the close of business on the date before the proposal is approved. We will require strict compliance with the procedures set out in our bylaws.

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The following is intended as a brief summary of the material provisions of procedures required to be followed by a stockholder in order to dissent from the proposal to amend our articles of incorporation:

1.	A dissenting stockholder must send to our company, at or before the annual and special meeting, a written objection to the proposal. Failing to vote against the proposal will not constitute a waiver of the dissent rights, but voting against or failing to vote for the proposal by itself does not constitute filing of the written objection. In addition, a dissenting stockholder must not vote in favor of the proposal. A vote in favor of the proposal will constitute a waiver of the dissent rights in respects of the shares of our common stock so voted and will nullify any previously filed written objection. Submission of a blank proxy will constitute a vote in favor of the proposal since all signed proxies which contain no direction on voting are automatically voted in favor of the proposals.

2.	We must, within 10 days after our stockholders approve the proposal, send to each stockholder who has filed the written objection a notice that the proposal has been approved. Such notice is not required to be sent to any stockholder who voted for the proposal or who has withdrawn their objection.

3.	A dissenting stockholder must, within 20 days after receiving our notice of approval of the proposal or, if the dissenting stockholder does not receive such notice, within 20 days after learning that the proposal has been approved, send to our company a written notice containing:

(a)	the stockholder’s name and address;

(b)	the number and class of shares in respect of which the stockholder dissents; and

(c)	a demand for payment of the fair value of such shares.

A dissenting stockholder may only claim the dissent rights with respect to all the shares of our common stock held on behalf of any beneficial owner and registered in the name of the dissenting stockholder.

4.	A dissenting stockholder must, within 30 days after sending a notice demanding payment, send the share certificate(s) representing the shares in respect of which the stockholder dissents to our company or our transfer agent.

5.	We must, not later than 7 days after the later of (i) the day on which the amendment of our articles of incorporation is effective or (ii) the day we receive the notice demanding payment, send to each dissenting stockholder who has sent such notice:

(a)	a written offer to pay for their shares in an amount considered by our board of directors to be fair value, accompanied by a statement showing how the fair value was determined; or

(b)	a notification that we are unable lawfully to pay dissenting stockholders for their shares (as described below).

6.	If we are able lawfully to pay dissenting stockholders for their shares, we must pay for the shares of a dissenting stockholder within 10 days after our offer has been accepted, but any such offer lapses if we do not receive an acceptance within 30 days after the offer has been made.

7.	If we failed to make an offer described above, or if a dissenting stockholder fails to accept our offer, we may, within 50 days after the amendment of our articles of incorporation is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting stockholder. If we fail to apply to a court in this case, a dissenting stockholder may apply to a court for the same purpose within a further period of 20 days or within such further period as a court may allow.

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We must not make a payment to a dissenting stockholder if such payment is prohibited by any applicable law or if there are reasonable grounds for believing that:

1.	we are or would after the payment be unable to pay our liabilities as they become due; or

2.	the realizable value of our assets would thereby be less than the aggregate of our liabilities.

On sending a notice demanding payment, a dissenting stockholder ceases to have any rights as a stockholder other than the right to be paid the fair value of their shares except where:

1.	the dissenting stockholder withdraws that notice before we make an offer to pay for their shares;

2.	we fail to make an offer to pay for their shares and the stockholder withdraws the notice; or

3.	our directors revoke or do not proceed with the amendment of our articles of incorporation, in which case the stockholder’s rights are reinstated as of the date the notice is sent.

If you hold your shares of our common stock in a brokerage account or in other nominee form and you wish to exercise dissent rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for payment by the broker or other nominee.

Vote Required and Board Recommendation

The proposal for approval of amendment of our articles of incorporation to increase the number of authorized shares of the Common Stock requires the affirmative vote from the stockholders holding shares of Common Stock entitling them to exercise at least a majority of the voting power. This means that the proposal must receive “For” votes from the holders of at least 17,463,017 shares of the Common Stock.

Stockholders will be asked to approve the following resolution:

“BE IT RESOLVED THAT:

1.	The amendment to the articles of incorporation of CurrencyWorks Inc. (the “Articles of Incorporation”) to increase the number of authorized shares of common stock of CurrencyWorks Inc. from 75,000,000 to 200,000,000 (the “Amendment”) be and is hereby authorized and approved;

2.	The Articles of Incorporation be amended to effect the Amendment by changing the first paragraph of the fourth article of the Articles of Incorporation so that, as amended, the first paragraph of said article shall be and read substantially as follows:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 200,000,000 shares of Common Stock having a par value of $0.001 per share.”

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 200,000,000.

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Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors.

“Householding” of Proxy Materials

The SEC permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than June 30, 2021. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to CurrencyWorks Inc., 561 Indiana Court, Los Angeles, CA 90291, Attention: Secretary.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the SEC. The documents filed with the SEC are available to the public from the SEC’s website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

“Bruce Elliott”
Bruce Elliott
President
November 2, 2020

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SCHEDULE “A”

CURRENCYWORKS INC.

(formerly: ICOX INNOVATIONS INC.)

(formerly: APPCOIN INNOVATIONS INC.)

(the “Company”)

AUDIT COMMITTEE CHARTER

(adopted as of October 9, 2017)

I. PURPOSE

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of the Company, a Nevada corporation, shall provide assistance to the Board in fulfilling its responsibility to the Company’s shareholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee’s purpose is to:

1.	assist the Board’s oversight of:

(a)	the reliability and integrity of the Company’s financial statements, accounting policies, financial reporting and disclosure practices,

(b)	the establishment and maintenance of processes to assure compliance with all relevant laws and regulations applicable to, and policies of, the Company, including for the receipt of complaints and concerns regarding accounting, internal control or auditing matters,

(c)	the engagement, compensation, performance, qualifications and independence of the Company’s independent auditor, its conduct of the annual independent audit of the Company’s financial statements, and its engagement for all other services, and

(d)	the functioning of the Company’s system of internal accounting and financial controls;

2.	provide an open avenue of communication between the Company’s internal accounting department, the Company’s independent auditor, the Company’s financial and senior management and the Board; and

3.	prepare the report of the Committee required by the rules of the Securities and Exchange Commission, or other applicable securities regulators (collectively, the “Securities Commissions”), for inclusion in the Company’s annual proxy statement, annual report, or other applicable disclosure documents.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Audit Committee Charter (this “Charter”).

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While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Company, the Company’s internal accounting department and the Company’s independent auditor. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal accounting department and the Company’s independent auditor, and the integrity and accuracy of information provided to the Committee by such persons in carrying out the Committee’s oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

II. STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Except as otherwise permitted by applicable rules and regulations, the majority of the Committee members shall, in the judgment of the Board, meet: (a) the independence requirements of Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any other rules and regulations of any of the Securities Commissions; and (b) the independence requirements of the rules of any applicable stock exchange or quotation system upon which the Company’s shares are listed from time to time. If required by the rules and regulations governing the Company, one or more members of the Committee, shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the 1934 Act. Each member of the Committee must be able to read and understand the Company’s financial statements, including the balance sheet, income statement and cash flow statement (or equivalent).

Authority

The Committee shall have the authority to: (a) retain (at the Company’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (b) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (c) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Company.

In addition, the Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel, and/or the independent auditor to meet with the Committee and any of its advisors and to respond to any inquiries of the Committee. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for: (a) services provided by the independent auditor in rendering or issuing any audit report to the Company; (b) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities; or (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

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Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. A member of the Committee shall automatically cease to be a member of the Committee upon ceasing to be a member of the Board. Vacancies on the Committee will be filled by resolution of the Board.

Chairperson

The Board may, but is not required to, appoint one member of the Committee to: (a) serve as Chair of the Committee; (b) convene and chair all regular and special sessions of the Committee; (c) set the agendas for Committee meetings; (d) determine and communicate to management and the full Board the information needs of the Committee; and (e) report Committee determinations and actions on behalf of the Committee to the Board.

If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee, to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting may be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board for consideration. All requests by the Committee for information from the Company or the independent auditor shall be made through the Chair, or as otherwise determined by the Committee.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules and regulations, and the Company’s bylaws and articles of incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s bylaws or this Charter.

The Committee shall meet (in person, by teleconference, or by other means of electronic communication) as often as may be deemed necessary or appropriate, being generally at least four times annually, or more frequently as circumstances dictate. The Committee shall meet periodically with the Company’s management and independent auditor and, if necessary, in separate executive sessions with only the independent auditor and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records.

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Except as otherwise required by the Company’s bylaws or articles of incorporation, a majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be deemed to be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

The notice of the time and place of every meeting of the Committee shall be given in writing to each member of the Committee at least 24 hours prior to the time of such meeting, unless such notice is waived by the unanimous consent of the Committee members.

The Committee may, at its discretion, include in its meetings non-management directors who are not members of the Committee, members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee. Any non-management directors who are not members of the Committee that attend Committee meetings shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

IV. DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and independent auditor, in accordance with its business judgment. In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s independent auditor, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company, and to the Company’s independent auditor and outside legal counsel.

The following functions and responsibilities are set forth as a guide, with the understanding that the Committee may carry out, in its discretion, additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

General

1.	Develop and maintain free and open means of communication with the Board, the Company’s independent auditor, the Company’s internal auditor, if any, and the management of the Company.

2.	Perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable laws and regulations.

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3.	Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

4.	Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

5.	Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

6.	Review filings made with the Securities Commissions and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent auditor, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the Company’s financial statements.

7.	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements prior to their filing, including any Management’s Discussion and Analysis related to same.

8.	Discuss with the independent auditor: (a) all significant matters related to the independent auditor’s review of the financial statements; and (b) the matters required to be communicated by applicable Statements of Auditing Standards or other standards of applicable Securities Commissions.

9.	Make a recommendation to the Board regarding the inclusion of the audited annual financial statements in any filings of the Company with applicable Securities Commissions.

10.	Consider and review with management and the independent auditor:

(a)	significant findings during the year, including the status of previous audit recommendations, and management’s responses thereto;

(b)	any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

(c)	the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing);

(d)	any changes required in the planned scope of the audit plan; and

(e)	the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.	Oversee the services rendered by the Company’s independent auditor, including the resolution of disagreements between management and the independent auditor regarding preparation of financial statements.

12.	Prepare and include in the Company’s annual proxy statement or other filings with applicable Securities Commissions, any report from the Committee or other disclosures as required by applicable laws and regulations.

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Performance and Independence of Independent Auditor

13.	On an annual basis, request from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board, and with any other applicable laws, rules and regulations. The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor. The Committee shall actively engage in a dialogue with the Company’s management and independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor from management and the Company, and take appropriate action to satisfy it of the independent auditor’s objectivity and independence. The Committee shall also:

(a)	confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC;

(b)	consider whether, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

(c)	set clear policies for the Company’s hiring of employees or former employees of the independent auditor; and

(d)	if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

14.	On an annual basis, obtain from the independent auditor a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditor: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and any reviews of the financial statements; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (c) all other services rendered by the independent auditor for the most recent fiscal years, in the aggregate and by each service.

15.	At least annually, obtain and review a written report by the independent auditor describing all relationships between the Company (and any of its subsidiaries) and the independent auditor and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

16.	Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. The Committee may, in its discretion, seek shareholder ratification of the independent auditor it appoints. The independent auditor shall report directly to the Committee, and the Committee’s responsibility shall include the resolution of disagreements between management and the independent auditor regarding financial reporting.

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17.	Consider and pre-approve all audit and non-audit services provided by the independent auditor. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

18.	Following completion of the annual audit, review with management, the independent auditor and the internal accounting department:

(a)	the Company’s annual financial statements and related footnotes;

(b)	the independent auditor’s audit of the financial statements and the report thereon;

(c)	any significant changes required in the independent auditor’s audit plan; and

(d)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

19.	Review with the independent auditor, as required by the rules and regulations of applicable Securities Commissions or otherwise:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

Financial Reporting Process

20.	Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

21.	Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

22.	Review and discuss periodically with management and the independent auditor:

(a)	the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;

(b)	all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(c)	the integrity of the Company’s financial reporting processes;

(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(e)	the adequacy of the Company’s risk management programs and policies, including recommendations for any improvements in these areas.

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23.	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditor and the Company’s internal accounting department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.	Review with management the adequacy of the Company’s insurance and fidelity bond coverages, reported contingent liabilities, and management’s assessment of contingency planning.

25.	Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

26.	Meet periodically with management, the internal auditors, if any, and the independent auditor in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance

27.

Review with the Company’s counsel any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations and compliance policies, and programs and reports to be filed with, or received from, any regulators.

28.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

29.	Review and approve any transactions or courses of dealing with related parties.

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ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND

AUDITING MATTERS

1.	AppCoin Innovations Inc. (the “Company”) has designated the Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering the procedures for the receipt, retention, and treatment of complaints received by the Company or the Committee directly regarding accounting, internal accounting controls and auditing matters.

2.	Any employee of the Company may, on a confidential and anonymous basis, submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Audit Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

CurrencyWorks Inc.

(formerly: ICOX Innovations Inc.)

(formerly: AppCoin Innovations Inc.)

c/o Audit Committee

4101 Redwood Avenue, Building F

Los Angeles, CA 90066

3.	Any complaints received by the Company that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

4.	At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

5.	All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on December 7, 2020

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 10:00 a.m., Pacific Standard Time, on December 3, 2020.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of CurrencyWorks Inc. hereby appoint(s): James P. Geiskopf, or failing him, James Carter

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of CurrencyWorks Inc. to be held via teleconference only at toll free at 888-289-4573, access code: 3904509# on Monday, December 7, 2020 at 10:00 a.m. (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		**For**	Withhold		**For**	Withhold
01. James P. Geiskopf	☐	☐	02. Cameron Chell	☐	☐	03. Michael Blum	☐	☐
04. Edmund C. Moy	☐	☐	05. James Carter	☐	☐			

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2. Appointment of Auditors

For Withhold

Appointment of Haynie & Company, Certified Public Accountants, as the auditors of the Company and the authorization of the directors of the Company to fix the remuneration to be paid to the auditors. ☐ ☐

3. 2017 Equity Incentive Plan

For Against

4. Amendment to Articles of Incorporation

For Against

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

IXIQ 317270 AR1

CURRENCYWORKS INC.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Voting Instruction Form ("VIF") - Annual General and Special Meeting to be held on December 7, 2020

NON-REGISTERED (BENEFICIAL) SECURITYHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by management, as proxy holder of the registered holder, in accordance with your instructions.
2. *We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions.* In order for these securities to be voted at the meeting, *it will be necessary for us to have your specific voting instructions.* Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. If you want to attend the meeting and vote in person, please write your name in the place provided for that purpose in this form. You can also write the name of someone else whom you wish to attend the meeting and vote on your behalf. Unless prohibited by law, the person whose name is written in the space provided will have full authority to present matters to the meeting and vote on all matters that are presented at the meeting, even if those matters are not set out in this form or the information circular. Consult a legal advisor if you wish to modify the authority of that person in any way. If you require help, please contact the Registered Representative who services your account.
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the notice of meeting or other matters as may properly come before the meeting or any adjournment thereof.
8. Your voting instructions will be recorded on receipt of the VIF.
9. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
10. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
11. This VIF should be read in conjunction with the information circular and other proxy materials provided by Management.

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VIFs submitted must be received by 10:00 a.m., Pacific Standard Time, on December 3, 2020.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointee(s)

Management Appointees are: James P. Geiskopf, or failing him, James Carter

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General and Special Meeting of securityholders of CurrencyWorks Inc. to be held via teleconference only at toll free at 888-289-4573, access code: 3904509# on Monday, December 7, 2020 at 10:00 a.m. (Pacific Standard Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. James P. Geiskopf	☐	☐	02. Cameron Chell	☐	☐	03. Michael Blum	☐	☐
04. Edmund C. Moy	☐	☐	05. James Carter	☐	☐			

2. Appointment of Auditors

For ☐ Withhold ☐

Appointment of Haynie & Company, Certified Public Accountants, as the auditors of the Company and the authorization of the directors of the Company to fix the remuneration to be paid to the auditors.

3. 2017 Equity Incentive Plan

For ☐ Against ☐

4. Amendment to Articles of Incorporation

For ☐ Against ☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your VIF, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

I X I Q 3 1 7 2 6 9 A R 1

CURRENCYWORKS INC.

Computershare

Please return completed form to:
Computershare
8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1

☐ **Interim Financial Statements**
Mark this box if you would like to receive Interim Financial Statements by mail.

☐ **Annual Financial Statements**
Mark this box if you would like to receive the Annual Financial Statements by mail.

Financial Statements Request Form

Under securities regulations, a reporting issuer must send annually a form to holders to request the Interim Financial Statements and MD&A and/or the Annual Financial Statements and MD&A. If you would like to receive the report(s) by mail, please make your selection and return to the address as noted or register online at www.computershare.com/mailinglist.

Alternatively, you may choose to access the report(s) online at www.sedar.com.

Computershare will use the information collected solely for the mailing of such financial statements. You may view Computershare's Privacy Code at www.computershare.com/privacy or by requesting that we mail you a copy.

Please place my name on your financial statements mailing list.

Name

Apt. | Street Number | Street Name

City | Prov. / State | Postal Code / Zip Code

I X I Q

5 1 E T N N

51ETNN01

IXIQ.BEN_IA.E.26209.OUTSOURCED/000001/000001/i